Exhibit 99.1

July 21, 2026

Finward Bancorp Acquisition

•	First Financial Bancorp. (“First Financial”) has agreed to acquire Finward Bancorp (“Finward”), the holding company for Peoples Bank, headquartered in Munster, Indiana

•	Strategically expands First Financial’s presence in northwest Indiana and Chicago, with the addition of a low cost core deposit franchise and 24 locations

•	Finward has approximately $2.0 billion in assets, $1.7 billion in deposits, $1.5 billion in loans and $412 million in assets under management

•	Transaction is expected to be approximately 5% accretive to First Financial’s earnings per share

MUNSTER, Ind.—(BUSINESS WIRE)—First Financial Bancorp. (Nasdaq: FFBC) and Finward Bancorp (Nasdaq: FNWD) jointly announced today that they have entered into an agreement by which First Financial will acquire Munster-based Finward in an all-stock transaction, further expanding First Financial’s presence in the economically robust Chicagoland market with a strong core deposit franchise including 24 financial centers and a 116 year presence in the Northwest Indiana and Chicago markets. Combined with the 15 retail locations from First Financial’s recent acquisition in the Chicagoland market, the Finward acquisition enhances First Financial’s market presence and increases its pro forma deposits in the Chicago metropolitan statistical area by 75% to over $4 billion.

“The addition of Finward Bancorp and Peoples Bank is expected to strategically expand First Financial’s ability to serve the consumers and businesses of the Chicagoland and Northwest Indiana markets. We are excited to partner with a bank with a similar operating philosophy and strong credit culture,” said Archie Brown, President and Chief Executive Officer of First Financial Bank. “We have built an impressive combination of retail and commercial banking services, wealth management services, and specialty banking solutions, complemented by our client-centered, community-focused business model, that offers an alternative to larger banks. To demonstrate our further commitment to Chicago and Northwest Indiana, First Financial has committed to donate $500,000 to its Foundation for the benefit of local organizations in the communities served by Finward, in addition to the $1 million we donated to the Foundation when we entered the Chicago market with the completed acquisition of BankFinancial Corporation in January 2026.”

Upon completion of the transaction, Finward’s consumer, trust/wealth management and commercial credit lines of business will be incorporated into First Financial’s respective business lines, and Peoples Bank employees will become First Financial associates.

“This partnership represents an exciting next chapter for our organization and the communities we serve,” said Benjamin Bochnowski, Chief Executive Officer of Peoples Bank. “First Financial shares our deep commitment to customers, employees, shareholders, and the communities that have placed their trust in us for more than 100 years. Together, we are accelerating our common strategy to better serve the Chicagoland and Northwest Indiana markets. We are creating a stronger regional banking franchise with expanded capabilities, greater resources, and a sharper focus on delivering exceptional service. We are confident this partnership will create meaningful opportunities for our customers and employees, while preserving the community-centered values that have defined our organization for generations.”

Through this addition, First Financial continues its recent period of growth, including the recent acquisitions of Westfield Bancorp in Northeast Ohio and BankFinancial Corporation in Chicago, and its commercial banking expansion into Chicago, Cleveland and Grand Rapids. First Financial’s Midwestern base includes Chicago, IL; Cincinnati, Dayton, Cleveland and Columbus, OH; Indianapolis, IN; and Louisville, KY. The acquisition of Finward enhances First Financial’s existing Chicagoland footprint that includes its commercial loan production office in Fulton Market; the Agile Premium Finance division in Lincolnshire, IL; and Bannockburn Capital Markets in downtown Chicago. Additionally in the area, First Financial offers retail and business banking solutions in Northwest Indiana and Northeast Illinois.

Transaction Terms

Under the terms of the agreement, each outstanding share of Finward common stock will be converted into the right to receive 1.35 shares of First Financial common stock, valuing the transaction at approximately $208 million, based on First Financial’s closing stock price on July 20, 2026. The transaction is expected to be approximately 5% accretive to First Financial’s earnings per share, and First Financial’s tangible book value per share (“TBV”) at closing is estimated to be only slightly diluted (0.4% dilution) with an anticipated TBV earnback of 0.6 years. The merger agreement has been unanimously approved by the Boards of Directors of First Financial and Finward.

The transaction is expected to close in the fourth quarter of 2026, subject to satisfaction of customary closing conditions, regulatory approvals and approval of Finward’s shareholders.

Transaction Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to First Financial. Stephens Inc. is serving as financial advisor to Finward and rendered a fairness opinion to Finward’s Board of Directors. Squire Patton Boggs, (US) LLP is serving as legal counsel to First Financial. Barack Ferrazzano Kirschbaum & Nagelberg LLP is serving as legal counsel to Finward.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the proposed transaction, including (i) regarding the outlook and expectations of First Financial and Finward, respectively, with respect to the proposed transaction, (ii) the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), (iii) the timing of the closing of the proposed transaction, and (iv) the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualifying words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of First Financial or Finward or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;

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the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the approval by Finward’s shareholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all;

•	the outcome of any legal proceedings that may be instituted against First Financial or Finward;

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the possibility that the anticipated benefits of the proposed transaction, including anticipated synergies and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Financial and Finward operate;

•	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

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the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;

•	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

•	the diversion of management’s attention from ongoing business operations and opportunities;

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potential adverse reactions of First Financial’s or Finward’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

•	a material adverse change in the financial condition of First Financial or Finward;

•	changes in First Financial’s share price before closing;

•	risks relating to the potential dilutive effect of shares of First Financial’s common stock to be issued in the proposed transaction;

•	general competitive, economic, political and market conditions;

•	the ability to retain key employees, management personnel and other associates of First Financial and Finward following announcement or consummation of the proposed transaction;

•	major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and

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other factors that may affect future results of First Financial or Finward, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board, the Ohio Division of Financial Institutions, the Indiana Department of Financial Institutions, and any other state or federal legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause First Financial, Finward, or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the results of First Financial, Finward, or the combined company.

Although each of First Financial and Finward believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of First Financial or Finward (as related to the proposed transaction) will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of First Financial’s and Finward’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by First Financial and Finward with the Securities Exchange Commission (“SEC”). The actual results anticipated for the proposed transaction or First Financial’s operations may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on First Financial, Finward or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. First Financial and Finward urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by First Financial and Finward. Forward-looking statements speak only as of the date they are made, and First Financial and Finward undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between First Financial and Finward. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Important Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, First Financial intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of First Financial common stock to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement of Finward and a prospectus of First Financial (the “Proxy Statement/Prospectus”), and First Financial and Finward may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL, FINWARD AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about First Financial and Finward, may be obtained, free of charge, at the SEC’s website (www.sec.gov) when they are filed. Copies of documents filed with the SEC by First Financial will be made available free of charge in the “Investor Relations” section of First Financial’s website, https://www.bankatfirst.com/about/investor-relations.html. Copies of documents filed with the SEC by Finward will be made available free of charge in the “Investor Relations” section of Finward’s website, https://www.investorrelations.ibankpeoples.com. The information on First Financial’s and Finward’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in Solicitation

Finward and its directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning Finward’s participants is set forth in the Proxy Statement, dated April 3, 2026, for Finward’s 2026 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of Finward in the solicitation of proxies in respect of the Merger will be included in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

About First Financial Bancorp.

First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2026, First Financial had $22.4 billion in assets, $13.7 billion in loans, $17.6 billion in deposits and $3.0 billion in shareholders’ equity. First Financial’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $4.6 billion in assets under management as of June 30, 2026. First Financial operated 151 full service banking centers as of June 30, 2026, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. In 2025, First Financial Bank received its second consecutive Outstanding rating from the Federal Reserve for its performance under the Community Reinvestment Act and was recognized as a Gallup Exceptional Workplace Award winner, one of only 70 Gallup clients worldwide to receive this designation. Additional information about First Financial, including its products, services and banking locations, is available at www.bankatfirst.com.

About Finward Bancorp

Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank. Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 24 locations in Lake and Porter Counties in Northwest Indiana and Chicagoland. Finward Bancorp’s common stock is quoted on The NASDAQ Stock Market, LLC under the symbol FNWD. The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.

FOR FURTHER INFORMATION

CONTACT SHAREHOLDER SERVICES

(219) 853-7575

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